                                WAIVER AND AMENDMENT


                                 November 25, 1998



Northern Life Insurance Company
c/o ReliaStar Investment Research, Inc.
100 Washington Avenue South, Suite 800
Minneapolis, Minnesota  55401-2121


          Reference is made to the Note Purchase Agreement dated as of August 31, 1995 (as amended, the "Note Purchase Agreement") between Sheldahl, Inc. (the "Company"), and Northern Life Insurance Company (the "Purchaser"), pursuant to which the Purchaser purchased the 8.32% Senior Secured Notes (collectively, the "Notes") of the Company dated August 31, 1995 in the original aggregate principal amount of $5,700,000. The Purchaser is the registered holder of 100% of the outstanding principal amount of the Notes as reflected in the Note Register required to be maintained by the Company pursuant to paragraph 11 of the Note Purchase Agreement. Capitalized terms used herein and not otherwise defined shall have the meaning set forth in the Note Purchase Agreement.

          The purpose of this letter is to request the Purchaser to waive compliance with and amend certain covenants of the Note Purchase Agreement. Accordingly, the Company requests the Purchaser's consent to the following:

          1. VOLUNTARY PREPAYMENT OF THE NOTES. The Company requests that paragraph 2(a) of the Note Purchase Agreement be amended and restated in its entirety to read as follows:

          (a) VOLUNTARY PREPAYMENTS. The Company may, at its option, on any date, prepay the Notes, at par, in whole or in part (but if in part only in the aggregate amount of $100,000 or integral multiples thereof), upon 5 days' prior written notice to the holders of the Notes.

          2. MINIMUM CONSOLIDATED TANGIBLE NET WORTH. The Company requests that the Purchaser waive any failure of the Company to comply with the requirements of paragraph 4(o) of the Note Purchase Agreement through August 28, 1998, and that paragraph 4(o) of the Note Purchase Agreement be amended and restated in its entirety to read as follows:

          (o) MINIMUM CONSOLIDATED TANGIBLE NET WORTH. At all times maintain Consolidated Tangible Net Worth in an amount not less than the sum of (i) $66,623,000, PLUS (ii) 50% of cumulative Consolidated Net Income, but, in each case, only if Consolidated Net Income is a positive number, for each completed fiscal quarter beginning with the fiscal quarter ended August 28, 1998, PLUS (iii) the aggregate amount of all increases in the Company's Consolidated Tangible Net Worth resulting from Net Equity Proceeds.

          3. MAXIMUM CONSOLIDATED DEBT TO TANGIBLE NET WORTH RATIO. The Company requests that the Purchaser waive any failure by the Company to comply with the requirements of paragraph 4(p) of the Note Purchase Agreement through August 28, 1998, and that paragraph 4(p) of the Note Purchase Agreement be amended and restated in its entirety to read as follows:

          (p) MAXIMUM CONSOLIDATED INDEBTEDNESS TO TOTAL CAPITALIZATION RATIO AND CONSOLIDATED DEBT TO TANGIBLE NET WORTH RATIO.

               (i) At all times during the fiscal year of the Company ending August 27, 1999, maintain the ratio of Consolidated Indebtedness to Total Capitalization, calculated as at the end of each fiscal month, at not more than 0.40 to 1.00; and

               (ii) At all times during each fiscal year ending after August 27, 1999, maintain the ratio of Consolidated Debt to Consolidated Tangible Net Worth, calculated as at the end of each fiscal month, at not more than 1.25 to 1.00.

          4. MINIMUM CONSOLIDATED INTEREST AND RENT COVERAGE RATIO. The Company requests that the Purchaser waive any failure by the Company to comply with the requirements of paragraph 4(q) of the Note Purchase Agreement through August 28, 1998, and that paragraph 4(q) of the Note Purchase Agreement be amended and restated in its entirety to read as follows:

          (q) QUARTERLY MINIMUM EBITDA AMOUNT AND MINIMUM CONSOLIDATED INTEREST AND RENT COVERAGE RATIO.

               (i) During the period commencing on September 1, 1998 and ending on each fiscal quarter set forth below, maintain EBITDA at least equal to the amount set forth below for each such period:


-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

               PERIOD BEGINNING                        MINIMUM
              SEPTEMBER 1, 1998 AND                    EBITDA
              ---------------------                    ------
               ending on or about
               November 30, 1998                       $1,500,000

               ending on or about
               February 28, 1999                       $2,800,000

               ending on or about
               May 31, 1999                            $4,700,000

               ending on or about
               August 31, 1999                         $5,900,000

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------


               (ii) At all times after the fiscal year ending August 27, 1999, maintain its Consolidated Interest and Rent Coverage Ratio, calculated as at the end of each fiscal quarter of the Company and based upon the previous four fiscal quarters (including such fiscal quarter), at not less than 2.0 to 1.0.

          5. MINIMUM FIXED CHARGE COVERAGE RATIO. The Company requests that the Purchaser waive any failure by the Company to comply with the requirements of paragraph 4(r) of the Note Purchase Agreement through August 27, 1999.

          6. LIMITATION ON FUNDED DEBT. The Company requests that the Purchaser waive any failure by the Company to comply with the requirements of paragraph 5(a) of the Note Purchase Agreement through August 27, 1999.

          7. SALE OF ASSETS. The Company requests that paragraph 5(e) of the Note Purchase Agreement be amended and restated in its entirety to read as follows:

          (e) SALE OF ASSETS. Sell, lease or otherwise dispose of all or any part of its assets, provided that (i) any Subsidiary may sell, lease or otherwise dispose of all or any part of its assets to the Company or other Subsidiary, (ii) the Company and any Subsidiary may sell inventory in the ordinary course of business, (iii) the Company and any Subsidiary may sell or otherwise dispose of assets which are obsolete, worn out or no longer useful in the conduct of their respective businesses, and (iv) the Company and any Subsidiary may sell or otherwise dispose of assets provided that the aggregate book value of all such assets sold or otherwise disposed of in any fiscal year of the Company shall not exceed 5% of the Consolidated Tangible Net Worth of the Company and its Subsidiaries as of the end of the immediately preceding fiscal year, unless the net proceeds of such sale or disposition which exceed 5% are used exclusively to make Voluntary Prepayments as described in paragraph 2(a) of the Note Purchase Agreement, as amended herein.

          8. DIVIDEND RESTRICTIONS. The Company requests that the Purchaser waive any failure by the Company to comply with the requirements of paragraph 5(j) of the Note Purchase Agreement through November 26, 1998.

          9. CAPITAL EXPENDITURES. The Company requests that the Purchaser waive any failure by the Company to comply with the requirements of paragraph 5(k) of the Note Purchase Agreement through August 28, 1998, and that paragraph 5(k) of the Note Purchase Agreement be amended and restated in its entirety to read as follows:

          (k)  CAPITAL EXPENDITURES.

               (i) For the fiscal year of the Company ending August 27, 1999, expend or contract to expend Capital Expenditures in excess of (i) $3,000,000 for the fiscal quarter ending on or about November 30, 1998, (ii) $5,700,000 for the two fiscal quarters ending on or about February 28, 1999, (iii) $7,100,000 for the three fiscal quarters ending on or about May 31, 1999, (iv) $8,600,000 for the fiscal year ending on or about August 31, 1999.

               (ii) For each fiscal year ending after August 27, 1999, expend or contract to expend Capital Expenditures in excess of $10,000,000 during any fiscal year of the Company.

          10. DEFINITIONS. (a) The Company requests that paragraph 15 of the Note Purchase Agreement be amended to include new definitions to read as follows:

          "CONSOLIDATED INDEBTEDNESS" shall mean all Indebtedness of the Company and its Subsidiaries determined on a consolidated basis in accordance with generally accepted accounting principles.

          "EBITDA" shall mean, for any period, the sum of (i) Consolidated Net Income for such period, (ii) Interest Expense for such period to the extent deducted in the computation of Consolidated Net Income, (iii) income tax expense for such period to the extent deducted in the computation of Consolidated Net Income, (iv) depreciation expense for such period to the extent deducted in the computation of Consolidated Net Income, and (v) amortization expense for such period to the extent deducted in the computation of Consolidated Net Income.

          "INDEBTEDNESS" shall mean (i) all obligations for borrowed money, (ii) all payment obligations constituting Capitalized Lease Obligations, (iii) all obligations which are secured by any lien existing on any asset or property whether or not the obligations secured thereby shall have been assumed, (iv) all obligations for the unpaid purchase price for goods, property or services acquired, except for trade accounts payable arising in the ordinary course of business that are not past due, (v) all obligations to purchase goods, property or services where payment therefor is required regardless of whether delivery of such goods or property or the performance of such services is ever made or tendered (generally referred to as "take or pay contracts"), (vi) all obligations in respect of any interest rate or currency swap, rate cap or other similar transaction (valued in an amount equal to the highest termination payment, if any, that would be payable upon termination for any reason on the date of determination), and (vii) all obligations of others similar in character to those described in clauses (i) through (vi) of this definition creating contingent liability as obligor, guarantor, surety or in any other capacity, or in respect of which obligations assures a creditor against loss or agrees to take any action to prevent any such loss (other than endorsements of negotiable instruments for collection in the ordinary course of business), including without limitation all reimbursement obligations of such person in respect of letters of credit, surety bonds or similar obligations and all obligations of such person to advance funds to, or to purchase assets, property or services in order to maintain the financial condition of such other person.

          (b) The Company requests that the definition of "Net Equity Proceeds" be amended and restated in its entirety to read as follows:

          "NET EQUITY PROCEEDS" shall mean the net cash proceeds actually received by the Company from the sale of additional common or preferred stock in the Company on or after August 28, 1998, including cash received from the exercise of stock options.

          11. PAYMENT OF INTEREST AND PRINCIPAL ON NOTES. As of the date hereof, the outstanding principal amount of the Note is $5,147,210.29, and interest has been paid through November 1, 1998. In consideration of the foregoing waivers and amendments, the Company agrees that, notwithstanding anything to the contrary in paragraph 1(a) of the Note Purchase Agreement or in the Note, the remaining principal amount of and interest on the Note shall be payable as follows: on December 1, 1998 a payment in the principal amount of $500,000, plus accrued interest at the rate hereinafter set forth; on January 1, 1999 a payment in the principal amount of $250,000, plus accrued interest at the rate hereinafter set forth; on February 1, 1999 a payment in the principal amount of $250,000, plus accrued interest at the rate hereinafter set forth; on March 1, 1999, and on the first day of each month thereafter, a payment in the principal amount of $60,000, plus accrued interest at the rate hereinafter set forth. The Notes shall bear interest
(i) through November 30, 1998 at the rate of 8.32% per annum, (ii) from December 1, 1998 through January 31, 1998 at the rate of 10.00% per annum,
(iii) from February 1, 1999 through February 28, 1998 at the rate of 12% per annum, (iv) from March 1, 1999 through March 31, 1999 at the rate of 13% per annum, (v) from April 1, 1999 to April 30, 1999 at the rate of 14% per annum, and (vi) from and after May 1, 1999 and continuing until payment in full of the principal amount thereof at the rate of 15% per annum (provided that solely for the purposes of determining the portion of annual interest allocable to any interest payment period, it shall be assumed that a year is comprised of 360 days and 12 30-day months). To evidence the foregoing amendments, the Company and the Purchaser shall execute an addendum to the Note in the form of Exhibit A hereto.

          12. MISCELLANEOUS. Except as specifically set forth herein, all terms and provisions of the Note Purchase Agreement and the Notes, and all other documents and instruments related thereto, shall remain in full force and effect with no other modification or waiver. This Waiver and Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

              [The remainder of this page is intentionally left blank.]

          If you agree to the foregoing waivers and amendments of the provisions of the Note Purchase Agreement, please so indicate by executing the form of acknowledgment set forth below. The waivers and amendments shall then take effect as of the date hereof.

                                   Very truly yours,

                                   SHELDAHL, INC.


                                   By /s/ John V. McManus
                                     --------------------------------------
                                        Its Vice President - Finance
                                           --------------------------------

Agreed to and accepted as of the
date first-above mentioned:

NORTHERN LIFE INSURANCE COMPANY


By /s/ James V. Wittich
  -------------------------------------

     Its Assistant Treasurer
        -------------------------------



 [Signature page for Waiver and Amendment]

                                                                      EXHIBIT A



                                      ADDENDUM

                                       TO THE

                             8.32% SENIOR SECURED NOTE

                                         OF

                                   SHELDAHL, INC.

                               DATED AUGUST 31, 1995


          This Addendum to the above-referenced Senior Secured Note (together with any note or notes issued in exchange therefor, the "Note") of Sheldahl, Inc. (the "Company") payable to Northern Life Insurance Company or registered assigns is made as of the 25th day of November 1998. The Company agrees as follows:

          1. The principal amount of the Note outstanding on the date of this Addendum is $5,147,210.29, and interest has been paid through November 1, 1998.

          2. Notwithstanding anything to the contrary contained in paragraph 1(a) of the Note Purchase Agreement or in the Note, the remaining principal amount of and interest on this Note shall be payable as follows:
on December 1, 1998 a payment in the principal amount of $500,000, plus accrued interest at the rate hereinafter set forth; on January 1, 1999 a payment in the principal amount of $250,000, plus accrued interest at the rate hereinafter set forth; on February 1, 1999 a payment in the principal amount of $250,000, plus accrued interest at the rate hereinafter set forth; on March 1, 1999, and on the first day of each month thereafter, a payment in the principal amount of $60,000, plus accrued interest at the rate hereinafter set forth. This Note shall bear interest (i) through November 30, 1998 at the rate of 8.32% per annum, (ii) from December 1, 1998 through January 31, 1998 at the rate of 10.00% per annum, (iii) from February 1, 1999 through February 28, 1998 at the rate of 12% per annum, (iv) from March 1, 1999 through March 31, 1999 at the rate of 13% per annum, (v) from April 1, 1999 to April 30, 1999 at the rate of 14% per annum, and (vi) from and after May 1, 1999 and continuing until payment in full of the principal amount hereof at the rate of 15% per annum (provided that solely for the purposes of determining the portion of annual interest allocable to any interest payment period, it shall be assumed that a year is comprised of 360 days and 12 30-day-months).

          Upon execution and delivery by the Company and acceptance by the holder of the Note of this Addendum, this Addendum shall become part of the Note. All references to the Note in the Note, the Note Purchase Agreement, the Deed of Trust, and this Addendum shall hereinafter be deemed to references to the Note as amended by this Addendum. Except as expressly set forth herein, the Note shall remain in full force and effect without modification.

          This Addendum shall be governed by the laws of the State of Minnesota.

                                   SHELDAHL, INC.


                                   By /s/ John V. McManus
                                     -----------------------------------
                                     Its Vice President-Finance
                                        --------------------------------


Agreed to and accepted as of
the date first-above mentioned:

NORTHERN LIFE INSURANCE COMPANY


By /s/ James V. Wittich
  ----------------------------
  Its Assistant Treasurer
     -------------------------



[Signature Page for Addendum to the Note]